COMMONWEALTH SHAREHOLDER SERVICES, INC.
       1500 Forest Avenue, Suite 223, P.O. Box 8687, Richmond, Va. 23226
                800-527-9500 * 804-285-8211 * FAX 804-285-8251



October 16, 1997



Filing Desk
U.S. Securities & Exchange Commission
450 Fifth Street, N.W.
Washington, D.C.  20549

      RE:   Valley Forge Capital Holdings Total Return Fund, Inc.
            File Number 811-08516 and 033-79068

Gentlemen:

      Transmitted herewith for electronic filing, please find enclosed pursuant to Rule 497(e) a copy of the Supplement to the Prospectus, dated April 28, 1997, for the Valley Forge Capital Holdings Total Return Fund, Inc.

      This Supplement No. 1, dated October 16, 1997, is to advise shareholders of the change in the names of the Fund's Distributor, Investment Advisor and Sponsor; information regarding the resignation of two of the Fund's directors and persons appointed to fill their vacancies; information related to the Fund's Annual meeting of Stockholders and certain non-substantial clarifications to information contained in the Prospectus.

      Please direct questions and comments relating to this filing to Kristine Hemlock at 312-207-1000

Sincerely,



-------------------
John Pasco, III
Commonwealth Shareholder Services, Inc.
Fund Administrator



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                               SUPPLEMENT NO. 1
                            DATED OCTOBER 16, 1997
                             TO THE PROSPECTUS OF
            VALLEY FORGE CAPITAL HOLDINGS TOTAL RETURN FUND, INC.
                             DATED APRIL 28, 1997


     This Supplement No. 1 is provided for the purpose of supplementing the prospectus of Valley Forge Capital Holdings Total Return Fund, Inc., (the "Fund") dated April 28, 1997 (the "Prospectus"). This Supplement No. 1 expands upon, amends, modifies and supersedes certain information contained in the Prospectus and must be read in conjunction with the Prospectus. Unless otherwise defined, capitalized terms used herein shall have the same meanings as in the Prospectus. Supplement No. 1 contains information regarding a change of the names of the Fund's Distributor, Investment Advisor and Sponsor, information regarding the resignation of two of the Fund's directors and persons appointed to fill the vacancies created by the resignations as well as the appointment of an additional director to fill an existing vacancy, information related to the Fund's Annual Meeting of Stockholders and certain non-substantive clarifications to information contained in the Prospectus. The name of the Fund's Distributor has been changed to Rupay-Barrington Securities Corporation effective as of June 9, 1997; the name of the Fund's Investment Advisor has been changed to Rupay-Barrington Advisors, Inc. effective as of September 12, 1997; and the name of the Fund's Sponsor has been changed to Rupay-Barrington Financial Group, Inc., effective as of June 9, 1997. On September 27, 1997, two of the Fund's four independent directors, Messrs. Dougal MacDonald and Mr. Yves Chiai, resigned as directors of the Fund. The Board of Directors met on September 27, 1997 and appointed three new independent directors to serve until the next annual meeting of the stockholders or until their successors have been elected and shall have been qualified. The names of the newly appointed directors and biographical information for each of these directors is as follows:

      Bradley D. Newman has been Property Tax Agent for Union Pacific Resources Group, Fort Worth, TX, since 1986. He is a certified public accountant, and a member of both the Council of Petroleum Accountant's Society and the Institute of Professionals in Taxation.

      Glen Wilkerson has held various sales and sales management positions with Hormel Food Corporation, Austin, MN, for the past 33 years.

      Judy A. Champine has been Vice President and Co-Owner of Town Center Gallery, Novi, MI, since 1992. From 1991 to 1992, she served as the Graphic
Services Manager of the National Board for Professional Teaching Standards, Detroit, MI.

      Frederick A. Wolf and Ronald Greenfield will continue as directors of the Fund until the next annual meeting of the stockholders. An annual meeting of stockholders has been scheduled to be held on November 21, 1997, for the purpose of electing these directors and Mr. Wolf to serve until the next annual meeting of the stockholders or until their successors are elected and shall have been qualified as well as changing the name of the Fund to Rupay-Barrington Total Return Fund, Inc. and ratification of Tait, Weller & Baker as the Fund's independent accountants for the fiscal year ending December 31, 1997. Mr. Greenfield will not stand for re-election. The Fund has fixed a record date of October 15, 1997 and holders of common stock of the Fund at the close of business on such date will be entitled to vote on these issues at the annual meeting or any adjournment thereof. A proxy statement related to this annual meeting has been filed with



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     the  Securities  and Exchange  Commission but has not yet been approved for distribution to the Fund's Stockholders.

      Due to a clerical error in the section of the Fund's Prospectus entitled "Offering Price and Summary of Fund Expenses," the first line item under the heading "Amount of Single Sale at Offering Price" is incorrect. This line item should read - "Less than $50,000." All other information contained in this section shall remain as originally stated in the Prospectus.


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